EXHIBIT 10.3

SUCCESSOR AGENT AND AMENDMENT AGREEMENT

This SUCCESSOR AGENT AND AMENDMENT AGREEMENT (this “Agreement”) is dated as of  July 23, 2024, by and among (1) CADIZ INC., a Delaware corporation (“Cadiz”), CADIZ REAL ESTATE LLC, a Delaware limited liability company (“CRE”), ATEC WATER SYSTEMS, LLC, a Delaware limited liability company (“ATEC”), OCTAGON PARTNERS LLC, a California limited liability company (“Octagon”; and together with Cadiz, CRE and ATEC, each a “Borrower” and collectively, the “Borrowers”), (2) the other Loan Parties (as defined in the Credit Agreement described below), (3) the Lenders (as defined below) party hereto, which collectively constitute all of the Lenders, (4) B. RILEY SECURITIES, INC. (“B. Riley”), in its capacity as Agent (as defined in the Credit Agreement) (in such capacity, the “Existing Agent”), and (5) ALTER DOMUS (US) LLC (“Alter Domus”), in its capacity as successor Agent (in such capacity, the “Successor Agent”).

WHEREAS, the Borrowers, the lenders party thereto from time to time (the “Lenders”) and the Existing Agent, inter alios, entered into that certain Credit Agreement, dated as of July 2, 2021 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms not otherwise defined herein have the meanings given in the Credit Agreement);

WHEREAS, B. Riley desires to resign from its capacity as Agent under the Credit Agreement and the other Loan Documents, and the Lenders party hereto, which collectively constitute the Required Lenders, desire to appoint Alter Domus, as successor Agent under the Credit Agreement and the other Loan Documents;

WHEREAS, the Borrowers consent to the appointment of Alter Domus as successor Agent under the Credit Agreement and the other Loan Documents; and

WHEREAS, Alter Domus desires to accept such appointments.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each of the parties hereto, the parties hereto, intending to be legally bound, hereby agree as follows:

1.	Resignation and Appointment of Agents.

a.	With effect from the Effective Date (as defined below):

i.	the Existing Agent’s resignation as the Agent is hereby effective;

ii.

the Lenders party hereto, which collectively constitute the Required Lenders, hereby (A) waive the requirement that the Existing Agent provide the Lenders with ten (10) days’ notice of its resignation in accordance with Section 8.9 of the Credit Agreement and (B) appoint Alter Domus to act as the successor Agent under the Loan Documents;

iii.	Alter Domus hereby accepts such appointments;

iv.	each Loan Party acknowledges and agrees that Alter Domus, as the successor Agent, shall be the Agent for all purposes under the Loan Documents; and

v.

each of the parties hereto agrees to execute, at the Borrowers’ joint and several expense, all documents and instruments, and approve or make all filings, that the Successor Agent or the Required Lenders reasonably determine are necessary to evidence the appointment of Alter Domus as the successor Agent.

2.	Rights, Duties and Obligations.

a.

As of the Effective Date, the Successor Agent is hereby vested with all the rights, powers, privileges and duties of the Existing Agent in its capacity as Agent in accordance with the terms of the Loan Documents.

b.

As of the Effective Date, and except as set forth in Section 2(c), Section 2(e) and Section 4 below, the rights, powers, duties and obligations of the Existing Agent, in its capacity as Agent under the Loan Documents, shall be removed and discharged, respectively. Nothing in this Section 2 shall be deemed to affect the indemnification of Existing Agent and payment of expenses for the Existing Agent as provided for in Sections 2(h) and 5(a)(iii) hereof or pursuant to the Loan Documents (including, without limitation, Sections 8.3, 8.7 and 9.5 thereof).

c.

As of the Effective Date, the Existing Agent hereby assigns to the Successor Agent, and the Successor Agent hereby assumes, all Liens and all other rights, titles, interests, powers, powers of attorney, and privileges (including any claims, awards, and judgments) of the Existing Agent as secured creditor or lien holder under the Credit Agreement, the Security Documents and the other Loan Documents, including, without limitation, all Liens evidenced by (i) Uniform Commercial Code financing statements, (ii) the Deed of Trust and any other Mortgage and (iii) any intellectual property security agreements filed with the United States Patent and Trademark Office or the United States Copyright Office, as applicable. All such Liens shall continue and remain in effect in all respects following the Effective Date and are hereby ratified and reaffirmed by the Loan Parties. On and after the Effective Date, any Collateral in the possession or control of the Existing Agent, for the benefit of itself and the Secured Lenders, shall be deemed to be held or controlled, as applicable, by the Existing Agent, as agent and bailee for the Successor Agent, for the benefit of the Successor Agent and the Secured Lenders, until such time as such Collateral has been delivered to the Successor Agent or new control agreements in respect thereof have been entered into in favor of the Successor Agent, as applicable.  Without limiting the generality of the foregoing, (i) any and all references to B. Riley on any publicly filed document (to the extent such filing relates to Liens assigned to the Successor Agent hereby and until such filing is modified to reflect the interest of Alter Domus, as Successor Agent) shall constitute a reference to “B. Riley Securities, Inc.” as the nominee and collateral sub-agent of the Successor Agent solely for purposes of perfection and (ii) any reference to B. Riley as an additional insured and/or loss payee under any insurance (including title insurance) required to be maintained pursuant to the Loan Documents shall constitute a reference to “B. Riley Securities, Inc.” as collateral sub-agent of the Successor Agent.

d.

Each of the Existing Agent and the Loan Parties hereby authorize the Successor Agent to file any assignments or amendments with respect to Uniform Commercial Code financing statements, filings with the United States Patent and Trademark Office and the United States Copyright Office, and any other filings in respect of the Collateral as the Successor Agent or the Required Lenders deem reasonably necessary or desirable as determined in consultation with the Existing Agent to evidence the assignment of the Liens to the Successor Agent hereby. Each of the Loan Parties shall promptly deliver, or cause to be delivered, to the Successor Agent all insurance certificates and endorsements, naming the Successor Agent as loss payee or additional insured, as appropriate, as required by the Credit Agreement.

e.

As of the Effective Date, notwithstanding anything herein or in the Credit Agreement to the contrary, Sections 8 and 9.5 of the Credit Agreement together with any other provision of any Loan Document that is intended to be for the benefit of any resigning or predecessor Agent shall survive the Existing Agent’s resignation thereunder and hereunder and shall inure to the benefit of B. Riley and its Affiliates in respect of any action taken or omitted to be taken by the Existing Agent pursuant to the Credit Agreement, under or in connection with this Agreement, or the Loan Documents or any amendment, amendment and restatement, modification or waiver of the provisions hereof or thereof, or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder (including without limitation for any actions taken or omitted to be taken by any of them in connection with any of the foregoing while Existing Agent was acting as Agent and while Existing Agent was acting as bailee or sub-agent for the Successor Agent) or the consummation of the transactions contemplated hereby or thereby, whether taken or omitted to be taken before or after the Effective Date, in its capacity as Agent under the Loan Documents.

f.

The Successor Agent is not assuming any liability (i) under or related to the Loan Documents that may have arisen or accrued prior to the Effective Date, or (ii) for any and all claims under or related to the Loan Documents that may have arisen or accrued prior to the Effective Date.

g.

(i) The Successor Agent shall bear no responsibility or liability for any action taken or omitted to be taken by the Existing Agent or any other event or action related to the Loan Documents that occurred on or prior to the Effective Date (including, without limitation, calculations, determinations, or distributions made under the Loan Documents by the Existing Agent on or prior to the Effective Date), and (ii) the Existing Agent shall bear no responsibility or liability for any future action taken or omitted to be taken by the Successor Agent in its capacity as such or for any other event or action related to Loan Documents that may occur on or after the Effective Date (including, without limitation, calculations, determinations, or distributions made under the Loan Documents by the Successor Agent on or after the Effective Date).

h.

The Successor Agent’s right to indemnification and other protections as set forth in the Loan Documents, subject to the limitations set forth therein, shall apply with respect to any and all losses, claims, damages, liabilities, costs and expenses that the Successor Agent or any of its Affiliates and the respective officers, directors, employees, agents, attorneys-in-fact and controlling persons of the Successor Agent and such Affiliates (collectively with the Successor Agent, the “Successor Agent Related Parties”) suffer, incur or are  threatened with arising out of or relating to (i) this Agreement and any other documents related to the appointment of the Successor Agent, (ii) the performance of the parties hereto of their respective obligations hereunder, (iii) the consummation of the transactions, succession and assignment contemplated hereby, (iv) any actions, omissions, events, occurrences or claims described in clauses 2(f) and (g)(i) above, or (v) any actions taken or omitted by any of the parties to this Agreement prior to the Effective Date.

i.

The Successor Agent shall be entitled to conclusively rely upon, and shall not incur any liability for relying upon (including, without limitation, for the purpose of making any calculation, determination, or distribution under the Loan Documents), the records, Register, and other information supplied to it by any Lender, the Existing Agent, any Borrower or the other Loan Parties in connection with this Agreement and the appointment by Alter Domus as Successor Agent. The Loan Parties and the Lenders party hereto acknowledge and agree that the Successor Agent (i) shall be entitled to rely upon, and shall be fully protected in relying upon, the list of Loan Documents set forth in Schedule II (together, the “Specified Finance Documents”) as being a complete list of all of the Loan Documents to which the Existing Agent is a party as of the Effective Date (including all amendments, supplements, waivers and consents to the Specified Finance Documents as in effect on the Effective Date), and (ii) shall not be deemed to have any knowledge or notice of any Loan Document (including, without limitation, any instruments, filings, or documents related to Liens on the Collateral) that is not set forth on Schedule II until it has actually received a copy or notice of such Loan Document, as applicable.

j.

The Successor Agent shall not be deemed to have knowledge of any Default or Event of Default unless and until written notice thereof is given after the Effective Date to the Successor Agent by any Borrower or a Lender in accordance with the Credit Agreement.

k.

It is understood and agreed that Alter Domus, in succeeding to the position of the Successor Agent, (i) has undertaken no analysis of the Security Documents or the Collateral and (ii) has made no determination as to (x) the validity, enforceability, effectiveness or priority of any Liens granted or purported to be granted pursuant to the Security Documents or (y) the accuracy or sufficiency of the documents, filings, recordings and other actions taken to create, perfect or maintain the existence, perfection or priority of the Liens granted or purported to be granted pursuant to the Security Documents.  Alter Domus shall be entitled to assume that, as of the date hereof, all Liens purported to be granted pursuant to the Security Documents are valid and perfected Liens having the priority intended by the Lenders and the Loan Documents.

xx.

Each of the Lenders party hereto acknowledges and agrees that the Successor Agent shall have no obligation for (i) perfecting, maintaining, monitoring, preserving or protecting the security interest or Lien granted under the Credit Agreement, any other Loan Document, or any agreement or instrument contemplated hereby or thereby; (ii) the filing, re-filing, recording, re-recording, or continuing of any document, financing statement, mortgage, assignment, notice, instrument of further assurance, or other instrument in any public office at any time or times (except, in the case of this clause (iii), to the extent explicitly directed by the Required Lenders; it being agreed that any costs incurred by the Successor Agent in connection therewith will be payable by the Borrower); or (iii) providing, maintaining, monitoring, or preserving insurance on or the payment of taxes with respect to any Collateral.

3.	Certification. The Existing Agent hereby certifies the following as of the Effective Date:

a.	Current Lenders. To the best of the Existing Agent’s knowledge, the Existing Agent has delivered to the Successor Agent a true, accurate and correct copy of the Register as of the Effective Date.

b.

Loan Status. To the best of the Existing Agent’s knowledge, Schedule I sets forth (i) the outstanding principal amount of, and accrued and unpaid interest in respect of each of the Loans outstanding as of the Effective Date and (ii) any other fees, charges and expenses due and payable to the Existing Agent (in its capacity as such) as of the Effective Date.

c.	Possessory Collateral. Schedule III sets forth a list of all possessory collateral held by the Existing Agent (in its capacity as such) for the benefit of the Secured Lenders.

This Agreement is hereby made without recourse or representation or warranty of any kind, nature or description on part of the Existing Agent except as specified in this Section 3. Without limiting the generality of the foregoing, the Existing Agent has not made any representation or warranty as to the financial condition of the Borrowers or any Loan Party, values, quality, quantities or locations of inventory or other assets or the collectability or realizability of any Collateral or Obligations or as to the legality, validity, enforceability, perfection or priority of any Obligations or Collateral.

4.	Covenants of Existing Agent.

a.	The Existing Agent covenants and agrees that it will, in each case at the Loan Parties’ joint and several expense:

i.

deliver, or cause to be delivered, promptly to the Successor Agent, (A) execution versions of the Credit Agreement and the other Loan Documents listed in Schedule II, and (B) for each Lender to which the Existing Agent has knowledge, its (1) individual contact information and (2) email address; provided, that the Loan Parties hereby consent to all actions taken by Existing Agent and the Successor Agent pursuant to this Section 4;

ii.	deliver, or cause to be delivered, to the Successor Agent, all possessory collateral set forth on Schedule III following the Effective Date;

iii.

use commercially reasonable efforts to deliver, or cause to be delivered, promptly to the Successor Agent, copies of any written notices, financial statements and other written requests (if any) delivered by the Borrowers to the Existing Agent under the Credit Agreement or otherwise received by the Existing Agent, in each case, to the extent such notices, statements or requests have not already been delivered to the Lenders;

iv.

execute all documents as are reasonably necessary to effectuate the purposes of this Agreement and as may be reasonably requested by the Successor Agent to vest the rights, interests and privileges of the Existing Agent under the Loan Documents to the Successor Agent; and

v.

take all actions that are reasonably necessary to effectuate the purposes of this Agreement and as may be reasonably requested by the Successor Agent or its representatives to facilitate the transfer of information to the Successor Agent in connection with the Loan Documents subject to Section 4(c) below.

b.

The Loan Parties and the Lenders party hereto hereby approve of all actions taken, and which may be taken from time to time, by the Existing Agent and the Successor Agent pursuant to clause (a) of this Section 4.

c.

It is the intention and understanding of the Existing Agent and the Successor Agent that the Existing Agent may, but shall have no obligation to, disclose to, share with or otherwise exchange with the Successor Agent information and documents under this Section 4 that is otherwise protected against disclosure by privilege, doctrine or rule of confidentiality (such information and documents, “Privileged Information”) and the disclosure, sharing or other exchange of any Privileged Information by Existing Agent shall in no way give rise to, or be deemed to give rise to, any duty, obligation or liability of any kind or nature on the part of Existing Agent in connection therewith (including, without limitation, any duty or obligation to disclose, share or exchange any other or further Privileged Information or any liability for any failure to do so); provided, that that any exchange of privileged information (x) will not waive any applicable privilege, doctrine or rule of protection from disclosure, (y) will not diminish the confidentiality of the Privileged Information, and (z) will not be asserted as a waiver of any such privilege, doctrine or rule by the Existing Agent or the Successor Agent; provided, further, that if reasonably required by Existing Agent with respect to any Privileged Information, the Existing Agent may condition its sharing of such Privileged Information with the Successor Agent on Successor Agent entering into an agreement reasonably requested by Existing Agent that further effectuates the intentions set forth in the foregoing proviso.

5.	Fees, Expenses and Indemnification of the Agent.

a.	Commencing on the Effective Date:

i.

the Successor Agent shall be entitled to receive its agency fees and expenses set forth in a separate fee letter, dated as of the date hereof (the “Successor Agency Fee Letter”), between the Borrowers and the Successor Agent.

ii.

each of the Successor Agency Fee Letter and this Agreement shall constitute a Loan Document, and all fees, costs, expenses and compensation payable thereunder and hereunder shall constitute Obligations, and to the extent such Obligations are Secured Obligations, secured equally and ratably by the Collateral; and

iii.

the Existing Agent shall cease to be entitled to receive agency fees and expenses pursuant to the Loan Documents required to be paid to the Agent under the Loan Documents after the Effective Date; provided, that the Existing Agent shall remain entitled to receive any unpaid agent fees and expenses (including, without limitation, any reasonable and documented out-of-pocket legal fees) accrued as of immediately prior to the Effective Date and owed to it pursuant to the Loan Documents. The Loan Parties agree to pay to Existing Agent, on the date hereof, any and all due and outstanding third party fees, costs and other expenses reasonably incurred by Existing Agent prior to the Effective Date solely in connection with performing its role as Agent as provided under the Loan Documents, including, without limitation, reasonable attorneys’ fees, to the extent payable or reimbursable by the Loan Parties pursuant to the Loan Documents.

b.

All provisions of the Credit Agreement providing for the payment of fees and expenses of, and providing rights, protections, privileges, immunities, exculpations, and indemnities for the benefit of, the Existing Agent shall remain in full force and effect for the benefit of the Successor Agent. In addition, the Loan Parties hereby agree, jointly and severally, to pay all reasonable and documented out-of-pocket costs and expenses of the Successor Agent (including, without limitation, reasonable and documented fees and expenses of one primary counsel to the Successor Agent (and if necessary, a single firm of local counsel to the Successor Agent in each relevant jurisdiction)) reasonably incurred by it in connection with the negotiation, preparation, execution and delivery of this Agreement and any other documents related to the appointment of the Successor Agent or any actions taken pursuant to this Agreement or such related documents.

c.

Each of the parties hereto hereby agrees that neither Existing Agent nor any of its Affiliates shall be under any obligation to share, rebate, disgorge or refund any fees or expense reimbursement it has received or is entitled to receive under the Loan Documents (including under this Agreement).

d.

Anything in this Agreement to the contrary notwithstanding, it is understood and agreed that, the Existing Agent shall retain no duties, obligations or liabilities as Existing Agent, including, without limitation, any duty to take any action or exercise any right, power or privilege (including, without limitation, the exercise of any rights or remedies under the Loan Documents) under the Loan Documents unless expressly required hereby and, in any event, then only to the extent consistent with the Credit Agreement (including, without limitation, the provisions of Section 8 and Section 9.5 thereof) and the other Loan Document; provided, that the Existing Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper person; provided, further, that the Existing Agent may also rely upon, but shall not be obligated to act upon, any statement made to it orally or by telephone and believed by it to have been made by the proper person, and shall not incur any liability for relying thereon; provided, further, that the Existing Agent may consult with legal counsel, independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in good faith in accordance with the advice of any such counsel, accountants or experts.

6.	Loan Documents.

a.

The parties hereby agree and acknowledge that, from and after the Effective Date, Alter Domus shall be, and shall be deemed to be, the Agent under the Credit Agreement and the other Loan Documents. In furtherance of the foregoing, from and after the Effective Date, all defined terms referencing B. Riley as the Agent in the Credit Agreement and the other Loan Documents shall be deemed to reference Alter Domus as the Agent thereunder.

b.	Alter Domus hereby directs that its address for notices shall be as follows:

Alter Domus (US) LLC

225 W. Washington St., 9th Floor

Chicago, Illinois 60606

Attention:         Nick Keelan

Telephone No.: (312) 564-5088

E-mail:  ADPC@alterdomus.com, Legal_Agency@alterdomus.com

with a copy to (which shall not constitute notice):

Arnold & Porter Kaye Scholer LLP

250 West 55th Street

New York, NY  10019

Attention:         Alan Glantz

Telephone No.: (212) 836-7253

E-mail:             alan.glantz@arnoldporter.com

c.	Effective as of the Effective Date, the Loan Parties, the Lenders party hereto, and the Successor Agent hereby agree that the Credit Agreement shall be amended as follows:

i.

The Credit Agreement is hereby amended (x) to add a new Exhibit J thereto entitled “Notice of Borrower Conversion” in the form of Annex A hereto and (y) to replace the existing Exhibit I thereto entitled “Notice of Lender Conversion” with a new Exhibit I in the form of Annex B hereto.

ii.

Section 2.6(e) of the Credit Agreement is hereby amended to add the following at the beginning thereof:

The Borrowers shall notify the Agent by written notice of any mandatory prepayment under this Section 2.6 by no later than 2:00 p.m., New York City time, one (1) Business Day before the date of prepayment (or by such later time or date agreed to by the Agent in its reasonable discretion). Each such notice shall specify the prepayment date and a reasonably detailed calculation of the amount of such prepayment.

iii.

Section 2.7 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:

All payments applied to the Secured Loans or Unsecured Convertible Loans, as applicable, under this Section 2.7 shall be applied first to the interest in respect of such Loans and second, on a pro rata basis, to the principal of such Loans and to the Applicable Repayment Fee (if any) with respect to such Loans.

iv.

Section 2.8 of the Credit Agreement is hereby amended to add the following sentences at the end thereof:

Except as otherwise specifically provided herein, all payments under this Agreement shall be made by the Borrowers to the Agent for the ratable account of the Lenders entitled thereto, and received by the Agent not later than 3:00 p.m. (New York time) on the date when due and shall be made in immediately available funds in Dollars to the Agent. For purposes of computing interest or fees, any payments under this Agreement that are received by the Agent later than 3:00 p.m. (New York time), may, in the Agent’s discretion, be deemed to have been made on the next succeeding Business Day.  Unless otherwise specified herein, whenever any payment to be made hereunder shall be stated to be due on a day that is not a Business Day, the due date thereof shall be the immediately succeeding Business Day.  Unless otherwise contemplated herein, if at any time insufficient funds are received by and available to the Agent to pay fully all amounts of principal, interest, premiums, reimbursable expenses, fees and other amounts then due hereunder, such funds shall be applied in the order of priority set forth in the second to last paragraph of Section 7.   Unless the Agent shall have received notice from the Borrowers prior to the date on which any payment is due to the  Agent for the account of the Lenders hereunder that the Borrowers will not make such payment, the Agent may assume that the Borrowers have made such payment on such date in accordance herewith and may, in reliance upon such assumption and in its sole discretion, distribute to the Lenders entitled thereto the amount due. In such event, if the Borrowers have not in fact made such payment, then each of such Lenders severally agrees to repay to the Agent forthwith on demand the amount so distributed to such Lender.  If any Lender shall fail to make any payment required to be made by it hereunder, or pursuant to Section 8.7, then the Agent may, in its discretion and notwithstanding any contrary provision hereof, apply any amounts thereafter received by the Agent for the account of such Lender for the benefit of the Agent to satisfy such Lender’s obligations to the Agent until all such unsatisfied obligations are fully paid.

v.

Section 2.14(b) of the Credit Agreement is hereby amended by adding the words “in the form attached as Exhibit J” immediately prior to the parenthetical “(the “Notice of Borrower Conversion”)” appearing therein.

vi.

Section 2.16 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Notice to Agent in respect of Lender Conversions and Borrower Conversions.  Notwithstanding anything to the contrary contained in Section 2.13 or Section 2.14, all Convertible Loans subject to a Lender Conversion or a Borrower Conversion shall be deemed to be outstanding and held by the applicable Convertible Lender unless and until the Agent has received a copy of the executed Notice of Lender Conversion or Notice of Borrower Conversion, as applicable, from the applicable Convertible Lender (in the case of a Lender Conversion) or from the Borrower (in the case of a Borrower Conversion) (which applicable notice of conversion the Agent may conclusively be permitted to rely on as evidence that the conversion contemplated in such notice will be consummated on the date specified therein).  As of the effective date of conversion specified in any Notice of Lender Conversion or Notice of Borrower Conversion, as applicable, received by the Agent hereunder, the principal amount of the applicable Convertible Loans, and accrued and unpaid interest thereon), that are specified in such notice as being converted to shares of Common Stock shall promptly be reflected by the Agent in the Register as being cancelled.  Each Convertible Lender and Borrower expressly (a) acknowledges and agrees (i) to the terms hereof, including, without limitation, the provisions of this Section 2.16 permitting the Agent to conclusively rely on a Notice of Lender Conversion or Notice of Borrower Conversion, as applicable, in reflecting the cancellation of the applicable Convertible Loans (and accrued interest thereon) in the Register without the consent of such Convertible Lender, the Borrowers or any other Person, (ii) that as specified in the applicable notice, such Convertible Lender will be deemed to have converted its Convertible Loans to shares of Common Stock , (iii) that the applicable Convertible Lender or the Borrower, as applicable, can notify the Agent of any conversion of Convertible Loans to shares of Common Stock in a Notice of Lender Conversion or Notice of Borrower Conversion, as applicable,  and such notice shall be deemed effective for the purposes set forth therein and all purposes hereunder and the other Loan Documents, including under this Section 2.16, (iv) the Agent does not have any duty, responsibility or obligation (A) under any agreements relating to the equity of any Loan Party or any affiliate thereof, or the issuance or conversion thereof or (B) to inquire or ascertain whether a Lender Conversion or a Borrower Conversion is permitted or required thereunder and (v) that Agent shall not have any liability to any Convertible Lender, Borrower or other Person arising from, out of, or in connection with any Lender Conversion or Borrower Conversion consummated or purported to be consummated and (b) waives any and all claims or causes of action against the Agent and its Affiliates and the respective partners, directors, officers, employees, trustees, agents and advisors of the Agent and such Affiliates arising from, out of, or in connection with any Lender Conversion or Borrower Conversion or other transaction consummated or purported to be consummated pursuant thereto or any actions taken by the Agent in accordance with this Section 2.16.  Notwithstanding anything set forth herein to the contrary, the Agent, upon receiving a Notice of Lender Conversion or Notice of Borrower Conversion, as applicable, shall be under no duty whatsoever, and shall be under no obligation, to inquire or investigate as to whether the applicable Lender Conversion or a Borrower Conversion has occurred.

vii.

Section 7 of the Credit Agreement is hereby amended by adding the following proviso at the end of the penultimate paragraph thereunder:

; provided that all payments applied to the Loans under this Section 7 shall be applied first to the interest in respect of such Loans and second, on a pro rata basis, to the principal of such Loans and to the Applicable Repayment Fee (if any) with respect to such Loans.

viii.

Section 8.1 of the Credit Agreement is hereby amended by adding the following two sentences at the end thereof:

The Agent shall also act as the “collateral agent” under the Loan Documents, and each of the Secured Lenders hereby irrevocably appoints and authorizes the Agent to act as the agent of such Secured Lender for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Secured Obligations, together with such powers and discretion as are reasonably incidental thereto. In this connection, the Agent, as “collateral agent” (and any co-agents, sub-agents and attorneys-in-fact appointed by the Agent pursuant to Section 8.2 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Security Documents, or for exercising any rights and remedies thereunder or under any intercreditor agreement at the direction of the Agent), shall be entitled to the benefits of all provisions of this Section 8 and Section 9.5 (along with any such co-agents, sub-agents and attorneys-in-fact, as though they were the “collateral agent” under the Loan Documents) as if set forth in full herein with respect thereto, and all references to “Agent” in this Section 8 shall be read as including a reference to the Agent acting in its capacity as “collateral agent”.

ix.

Section 8.3 of the Credit Agreement is hereby amended by adding the following two sentences at the end thereof:

The Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents); provided, that the Agent shall not be required to take any action that, in its reasonable opinion or the reasonable opinion of its counsel, may expose the Agent to liability or that is contrary to any Loan Document or applicable law.  The Agent shall have no obligation for (a) perfecting, maintaining, monitoring, preserving or protecting the security interest or Lien granted under this Agreement, any other Loan Document, or any agreement or instrument contemplated hereby or thereby; (b) the filing, re-filing, recording, re-recording, or continuing of any document, financing statement, mortgage, assignment, notice, instrument of further assurance, or other instrument in any public office at any time or times; or (c) providing, maintaining, monitoring, or preserving insurance on or the payment of taxes with respect to any Collateral.

x.

Section 8.7 of the Credit Agreement is hereby amended by adding the following three sentences immediately prior to the last sentence thereof:

Without limitation of the foregoing, the Lenders shall reimburse the Agent upon demand, ratably according to their respective holdings of the outstanding Loans in effect on the date on which reimbursement is sought under this Section 8.7, of any costs or out-of-pocket expenses (including reasonable fees and disbursements of counsel) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Agent is not reimbursed for such expenses by or on behalf of the Borrowers and without limiting the obligation of the Borrowers to do so. For purposes of clarification (i) if any indemnification or reimbursement under this Section 8.7 is sought after the date on which the Loans are paid in full, the Loan holdings of the Lenders shall be determined immediately prior to such date and (ii) the indemnification obligations of the Lenders set forth in the first sentence hereof shall apply, in addition to the Agent, to the officers, directors, employees, affiliates, agent and controlling person of the Agent (and all references to “Agent” in the first sentence hereof shall include a reference to such Persons).

xi.

Section 8.11 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:

For the avoidance of doubt and notwithstanding anything to the contrary contained herein, the Agent shall not be required to advance, expend or risk its own funds in connection with any exercise of the purchase right granted to the Agent pursuant to Section 4(b)(i) or Section 4(b)(ii) of the Subordination Agreement relating to the Lease Agreement.

xii.

Section 8 of the Credit Agreement is hereby amended by adding a new Section 8.12 at the end thereof that read as follows:

8.12                 Erroneous Payments.

(a) If the Agent (x) notifies a Lender, or any Person who has received funds on behalf of a Lender (any such Lender or other recipient (and each of their respective successors and assigns), a “Payment Recipient”) that the Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds (as set forth in such notice from the Agent) received by such Payment Recipient from the Agent or any of its Affiliates were erroneously or mistakenly transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender or other Payment Recipient on its behalf) (any such funds, whether transmitted or received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and (y) demands in writing the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Agent pending its return or repayment as contemplated below in this Section 8.12 and held in trust for the benefit of the Agent, and such Lender shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than five (5) Business Days thereafter (or such later date as the Agent may, in its sole discretion, specify in writing), return to the Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received). A notice of the Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error.

b.

Without limiting the immediately preceding clause (a), each Lender or any Person who has received funds on behalf of a Lender (and each of their respective successors and assigns), agrees that if it (or a Payment Recipient on its behalf) receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in this Agreement or in a notice of payment, prepayment or repayment sent by the Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Agent (or any of its Affiliates), or (z) that such Lender or other such Payment Recipient, otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part), then in each such case:

i.

it acknowledges and agrees that (A) in the case of clause (x) or (y) of this Section 8.12(b), an error and mistake shall be presumed to have been made (absent written confirmation from the Agent to the contrary) and (B) in the case of clause (z) of this Section 8.12(b), an error and mistake has been made, in each case of the foregoing clauses (A) and (B), with respect to such payment, prepayment or repayment; and

ii.

such Lender shall (and shall cause any other Payment Recipient that receives funds on its respective behalf to) promptly (and, in all events, within one (1) Business Day of its knowledge of the occurrence of any of the circumstances described in clauses (x), (y) or (z) of this Section 8.12(b)) notify the Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Agent pursuant to this Section 8.12(b). For the avoidance of doubt, the failure to deliver a notice to the Agent pursuant to this Section 8.12(b) shall not have any effect on a Payment Recipient’s obligations pursuant to Section 8.12(a) or on whether or not an Erroneous Payment has been made.

c.

Each Lender hereby authorizes the Agent to set off, net and apply any and all amounts at any time owing to such Lender under any Loan Document, or otherwise payable or distributable by the Agent to such Lender under any Loan Document or from any other source against any amount that the Agent has demanded to be returned under the Section 8.12(a).

d.

The parties hereto agree that (x) irrespective of whether the Agent may be equitably subrogated, in the event that an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, the Agent shall be subrogated to all the rights and interests of such Payment Recipient (and, in the case of any Payment Recipient who has received funds on behalf of a Lender, to the rights and interests of such Lender under the Loan Documents with respect to such amount (the “Erroneous Payment Subrogation Rights”) and (y) an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower or any other Loan Party; provided that, this Section 8.12 shall not be interpreted to increase (or accelerate the due date for), or have the effect of increasing (or accelerating the due date for), the Obligations of the Borrowers relative to the amount (and/or timing for payment) of the Obligations that would have been payable had such Erroneous Payment not been made by the Agent; provided further, that for the avoidance of doubt, the immediately preceding clauses (x) and (y) shall not apply to the extent any such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Agent from the Borrowers for the purpose of making such Erroneous Payment.

e.

Notwithstanding anything to the contrary contained herein, and for the avoidance of doubt, in no event shall the occurrence of an Erroneous Payment (or the existence of any Erroneous Payment Subrogation Rights or other rights of the Agent in respect of an Erroneous Payment) result in the Agent becoming, or being deemed to be, a Lender hereunder or the holder of any Loans hereunder.

f.

To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Agent for the return of any Erroneous Payment received, including, without limitation, any defense based on “discharge for value” or any similar doctrine.

g.

Each party’s obligations, agreements and waivers under this Section 8.12 shall survive the resignation or replacement of the Agent, any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the commitments to lend and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document.

xiii.

Section 9.5(a) of the Credit Agreement is hereby amended be deleting the reference to “one counsel to the Agent” where it appears therein and substituting “one primary counsel to the Agent and of one local counsel to the Agent in each appropriate jurisdiction (which may include a single special counsel acting in multiple jurisdictions)” therefor.

xiv.

Section 9.6(a) of the Credit Agreement is hereby amended by replacing the penultimate sentence thereunder with the following sentences:

In addition to, and without limitation of, the foregoing provisions of this Section 9.6(a), no assignment by a Lender shall be effective (and the Agent shall not be required to record any assignment by a Lender in the Register) unless and until (i) the Agent has received a duly completed Assignment and Assumption executed by an assigning Lender and an Assignee, (ii) the parties to the applicable Assignment and Assumption shall have paid to the Agent a processing and recordation fee of $3,500 (unless waived by the Agent in its sole discretion), (iii) the assignee, if it is not already a Lender prior to the date of such assignment, shall have delivered to the Agent an administrative questionnaire and the tax forms required under Section 2.12(g), and all customary documentation and other information reasonably requested by the Agent in connection with applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the Patriot Act and (iv) any written consent to such assignment required by this Section 9.6 shall have been obtained.  The Register shall be available for inspection by the Borrowers and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

xv.

Section 9 of the Credit Agreement is hereby amended by adding the following new Section 9.15 at the end thereof:

9.15                 Borrower Representative

Each Borrower irrevocably appoints Cadiz, and Cadiz shall act, under this Agreement and the other Loan Documents, as the borrower representative, agent, attorney-in-fact and legal representative of such other Borrowers for all purposes, including, without limitation, (i) submitting borrowing requests, disbursement instructions, reports, information, or any other notice or communication to be made or given by any of them under this Agreement or any other Loan Document, and (ii) receiving account statements and other notices and communications to any of them from the Agent, or any Lender (Cadiz, acting in such capacity, the “Borrower Representative”), and agrees that the Borrower Representative may execute such documents and provide such authorizations on behalf of the Borrowers as the Borrower Representative deems appropriate in its sole discretion and each Borrower shall be obligated by all of the terms of any such document and/or authorization executed on its behalf, and any notice or communication delivered by the Agent or any Lender to the Borrower Representative shall be deemed delivered to each Borrower.  The Agent and each Lender may rely, and shall be fully protected in relying, on any disbursement instruction, report, information or any other notice or communication made or given by the Borrower Representative in writing, whether in its own name, as the Borrower Representative, on behalf of any other Borrower or on behalf of the Borrowers, and neither the Agent nor any Lender has any obligation to make any inquiry or request any confirmation from or on behalf of any other Borrower as to the binding effect on it of any such notice, request, instruction, report, information, other notice or communications, nor shall the joint and several character of the Borrowers’ obligations hereunder be affected.

7.	Conditions Precedent to Effectiveness.

a.

The obligations of the parties hereto set forth herein shall become effective immediately upon the date (the “Effective Date”) when each of the following conditions shall first have been satisfied (which may be satisfied concurrently with the Effective Date):

i.	the Existing Agent, the Successor Agent, the Lenders and the Loan Parties shall have executed and delivered this Agreement;

ii.

B. Riley shall have received from the Borrowers payment in immediately available funds of all reasonable costs and expenses, and all fees and other amounts due and payable to it as the Existing Agent through the Effective Date in accordance with the terms of the Loan Documents and this Agreement (including reasonable and documented out-of-pocket fees and expenses of counsel in the applicable amount set forth on Schedule I); and

iii.

Alter Domus shall have received: (1) a duly executed counterpart of the Successor Agency Fee Letter from the Borrowers and (2) payment in immediately available funds of all fees required to be paid on the Effective Date under the Successor Agent Fee Letter and all costs and expenses incurred by the Successor Agent in connection with this Agreement and the transactions contemplated hereby required to be paid by the Borrowers under Section 5(b), to the extent a reasonably detailed invoice therefor is received by Cadiz at least two Business Days prior to the Effective Date, including, without limitation, reasonable and documented attorneys’ fees and expenses.

8.

Entire Agreement. This Agreement states the entire agreement and supersedes all prior agreements, written or verbal, between the parties hereto with respect to the subject matter hereof and may not be amended except in writing signed by a duly authorized representative of each of the respective parties hereto. Except as specifically modified by this Agreement, the Credit Agreement and the other Loan Documents are hereby ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms. This Agreement shall be deemed a Loan Document.  The Credit Agreement and the other Loan Documents represent the entire agreement of the Loan Parties, the Agent  and the Lenders with respect to the subject matter thereof, and there are no promises, undertakings, representations or warranties by any party hereto or thereto relative to the subject matter hereof not expressly set forth or referred to in the Credit Agreement or in the other Loan Documents.

9.

Waiver. No delay or failure on the part of any party hereto in exercising any right, power or remedy hereunder shall effect or operate as a waiver thereof, nor shall any single or partial exercise thereof or any abandonment or discontinuance of steps to enforce such right, power or remedy preclude any further exercise thereof or of any other right, power or remedy.

10.

GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.  The provisions of Sections 9.11 and 9.14 of the Credit Agreement are incorporated into this Agreement by reference, mutatis mutandis.

11.	Covenants, Representations and Approvals.

a.	Each Loan Party hereby represents and warrants that:

i.	it is duly authorized to execute and deliver this Agreement and perform its obligations hereunder and that such execution, delivery and performance is not prohibited by law; and

ii.	it approves of the appointment of Alter Domus as successor Agent to B. Riley under the Credit Agreement and the other Loan Documents in accordance with this Agreement;

b.

Each Lender party hereto (i) represents and warrants that it is duly authorized to execute and deliver this Agreement and perform its obligations hereunder and that such execution, delivery and performance is not prohibited by law and (ii) agrees that the Existing Agent and Successor Agent may conclusively rely upon (and shall be fully protected in relying upon) the Register in confirming that the Lenders party hereto constitute the Lenders.

c.

The Existing Agent represents and warrants that it is duly authorized to execute and deliver this Agreement and perform its obligations hereunder and that such execution, delivery and performance is not prohibited by law.

d.	The Successor Agent represents and warrants that it is duly authorized to execute and perform its obligations under this Agreement and that such execution is not prohibited by law.

12.	Release of Claims.

a.

Each of the Loan Parties, on behalf of itself and its agents, representatives, officers, directors, advisors, employees, subsidiaries, Affiliates, successors and assigns (collectively, “Releasors”), hereby forever and irrevocably waives, releases and discharges the Existing Agent, and its officers, directors, partners, general partners, limited partners, Affiliates, managing directors, members, stockholders, trustees, shareholders, representatives, employees, principals, agents, parents, subsidiaries, joint ventures, predecessors, successors, assigns, beneficiaries, heirs, executors, personal or legal representatives and attorneys of any of them (collectively, the “Releasees”), of and from any and all claims, causes of action, suits, obligations, demands, debts, agreements, promises, liabilities, controversies, costs, damages, expenses and fees whatsoever related to the Loan Documents or the transactions related thereto, whether arising from any act, failure to act, omission, misrepresentation, fact, event, transaction or other cause, and whether based on any federal, state, local or foreign law or right of action, at law or in equity or otherwise, foreseen or unforeseen, matured or unmatured, known or unknown, accrued or not accrued, which any Releasor now has, has ever had or may hereafter have against any Releasee arising contemporaneously with or prior to the Effective Date or on account of or arising out of any matter, cause, circumstance or event occurring contemporaneously with or prior to the Effective Date (collectively, the “Released Claims”), in each case except to the extent caused by the willful misconduct or gross negligence of the Releasees, as determined by a final, non-appealable judgment of a court of competent jurisdiction.

b.

Each of the Loan Parties, on behalf of itself and its agents, representatives, officers, directors, advisors, employees, subsidiaries, Affiliates, successors and assigns, hereby unconditionally and irrevocably agrees that it will not sue any Releasee on the basis of any Released Claim, in each case except to the extent caused by the willful misconduct or gross negligence of the Releasees, as determined by a final, non-appealable judgment of a court of competent jurisdiction.

13.

Severability. In the event that any provision of this Agreement, or the application of such provision to any person or set of circumstances, shall be determined to be invalid, unlawful, void or unenforceable to any extent, the remainder of this Agreement, and the application of such provision to persons or circumstances other than those as to which it is determined to be invalid, unlawful, void or unenforceable, shall not be affected and shall continue to be valid and enforceable to the fullest extent permitted by law.  The illegality or unenforceability of any provision of the Credit Agreement or any instrument or agreement required thereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of the Credit Agreement or any instrument or agreement required thereunder.

14.

Counterparts and Facsimile. This Agreement may be signed in counterparts, all of which together shall constitute one and the same instrument. The parties hereto may provide signatures to this Agreement by facsimile or electronic mail, and such facsimile or electronic mail signatures shall be deemed to be the same as original signatures. The words “execution,” “signed,” “signature” and words of like import contained herein shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity and enforceability as a manually executed signature or the use of a paper-based recordkeeping systems, as the case may be, to the extent and as provided for in any applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.

B. RILEY SECURITIES, INC.,

as the Existing Agent

By: /s/ Michael McCoy

Name: Michael McCoy

Title: CFO

ALTER DOMUS (US) LLC,

as the Successor Agent

By: /s/ Matthew Trybula

Name:  Matthew Trybula

Title: Associate Counsel

HHC $ FUND 2012,

as a Lender

By: /s/ PH Heerema

Name:  PH Heerema

Title:

BRF FINANCE CO. LLC,

as a Lender

By: /s/ Phil Ahn

Name:  Phil Ahn

Title:  CFO

BRC PARTNERS OPPORTUNITY FUND L.P.,

as a Lender

By: /s/ Wes Cummins

Name:  Wes Cummins

Title: Authorized Person

272 CAPITAL MASTER FUND LTD.,

as a Lender

By: /s/ Wes Cummins

Name:  Wes Cummins

Title: Authorized Person

CADIZ INC., as a Borrower

By: /s/ Stanley E. Speer

Name: Stanley E. Speer

Title:   Chief Financial Officer

CADIZ REAL ESTATE LLC,

as a Borrower

By: /s/ Stanley E. Speer

Name: Stanley E. Speer

Title:   Chief Executive Officer, Manager and Chairman

ATEC WATER SYSTEMS, LLC,

as a Borrower

By: /s/ Stanley E. Speer

Name: Stanley E. Speer

Title:   Chief Financial Officer

OCTAGON PARTNERS LLC,

as a Borrower

By: /s/ Stanley E. Speer

Name: Stanley E. Speer

Title:   Manager

Schedule I

Loan Status

AMOUNTS	UNSECURED CONVERTIBLE LOANS	SECURED CONVERTIBLE LOANS	NON-CONVERTIBLE LOANS
Outstanding Principal:	$16,565,886.50	$20,456,789.10	$21,200,000.00
Accrued Interest:	$74,086.33	$91,487.31	$94,811.11

Fees, Charges and Expenses due and payable to the Existing Agent:

$28,544.60

Schedule II

Specified Finance Documents

1.

Credit Agreement, dated as of July 2, 2021, by and among the Borrowers, the Lenders party thereto, B. Riley Securities, Inc., as Agent, and the other parties party thereto (as amended by that certain First Amendment to Credit Agreement, dated as of February 2, 2023, that certain Correction to First Amendment to Credit Agreement, dated as of March 9, 2023, that certain Second Amendment to Credit Agreement, dated as of August 14, 2023 and that certain Third Amendment to Credit Agreement and First Amendment to Security Agreement, dated as of March 6, 2024).

2.

Security Agreement, dated as of July 2, 2021, by and among the Borrowers, the other Loan Parties from time to time party thereto in favor of B. Riley Securities, Inc., as Agent (as amended by that certain Third Amendment to Credit Agreement and First Amendment to Security Agreement, dated as of March 6, 2024).

3.	Joinder Agreement, dated as of November 9, 2022, by and between ATEC and the Existing Agent and acknowledged and agreed to by the other Borrowers.

4.	Joinder Agreement, dated as of March 6, 2024, by and between Octagon and the Existing Agent and acknowledged and agreed to by the other Borrowers.

5.	Pledge Agreement, dated as of May 2, 2024, by Lee H Odell in favor of the Existing Agent.

6.

Deed of Trust, Assignment of Leases and Rents, Security Agreement, Financing Statement and Fixture Filing, dated as of July 2, 2021, by and among Cadiz, CRE and Octagon each as Trustor, B. Riley Securities, Inc. as Beneficiary and Fidelity National Title Company as Trustee, for the benefit of Beneficiary (as amended by that certain First Amendment to Deed of Trust, Assignment of Leases and Rents, Security Agreement, Financing Statement and Fixture Filing, dated as of February 2, 2023, that certain Second Amendment to Deed of Trust, Assignment of Leases and Rents, Security Agreement, Financing Statement and Fixture Filing, dated as of April 12, 2024).

7.	Subordination, Non-disturbance and Attornment Agreement, dated July 13, 2021, by and between the Existing Agent and Limoneira Company and acknowledged by CRE.

8.	Subordination, Non-disturbance and Attornment Agreement, dated July 20, 2021, by and between the Existing Agent and SoCal Hemp JV LLC and acknowledged by CRE.

9.	Warrant No. W-1, dated July 2, 2021, issued by Cadiz in favor of B. Riley Principal Investments, LLC

10.	Warrant No. W-2, dated July 2, 2021, issued by Cadiz in favor of B. Riley Principal Investments, LLC

11.	Common Stock Purchase Warrant, dated March 6, 2024, issued by Cadiz in favor of HHC $ Fund 2012.

12.	Landlord’s Disclaimer and Consent, dated as of January 10, 2023, by Timothy and Kay Richmond as landlord in favor of the Existing Agent.

13.	Consent to Transaction letter, dated as of August 17, 2023, by the Existing Agent to Cadiz and CRE.

14.	Consent and Release under the Credit Agreement, dated as of February 26, 2024, by and among the Borrowers, the Existing Agent and the Lenders.

15.	UCC Financing Statements listed below:

Entity	Filing Jurisdiction	Corporate Form	Secured Party	UCC Filing Numbers	Original UCC Filing Date	UCC Filing Exp. Date
Cadiz Inc.	Delaware Secretary of State	Corporation	B. Riley Securities, Inc.	2021 5173910	07/02/2021	07/02/2026
Cadiz Inc.	Delaware Secretary of State	Corporation	B. Riley Securities, Inc.	2024 1476264	03/06/2024	03/06/2029
Cadiz Inc.	San Bernadino County Clerk, California	Corporation	B. Riley Securities, Inc.	2021-0301701	07/02/2021	07/02/2026
Cadiz Real Estate LLC	Delaware Secretary of State	Corporation	B. Riley Securities, Inc.	2021 5174280	07/02/2021	07/02/2026
Cadiz Real Estate LLC	Delaware Secretary of State	Limited Liability Company	B. Riley Securities, Inc.	2024 1476348	03/06/2024	03/06/2029
Cadiz Real Estate LLC	San Bernadino County Clerk, California	Limited Liability Company	B. Riley Securities, Inc.	2021-0301702	07/02/2021	07/02/2026
ATEC Water Systems, LLC	Delaware Secretary of State	Limited Liability Company	B. Riley Securities, Inc.	2022 9330085	11/09/2022	11/09/2027
ATEC Water Systems, LLC	Delaware Secretary of State	Limited Liability Company	B. Riley Securities, Inc.	2024 1475985	03/06/2024	03/06/2029
Octagon Partners LLC	California Secretary of State	Limited Liability Company	B. Riley Securities, Inc.	U240024070318	03/06/2024	03/06/2029
Octagon Partners LLC	San Bernadino County Clerk, California	Limited Liability Company	B. Riley Securities, Inc.	2021-0301700	07/02/2021	07/02/2026

Schedule III

Possessory Collateral

1.	Stock Certificate C-1 representing 300,000 common stock of SWI ESTATE INC. held by Cadiz Inc. and the accompanying stock transfer power.

ANNEX A

FORM OF NOTICE OF BORROWER CONVERSION

[Notice Address for Applicable Convertible Lender]

Re:  Notice of Borrower Conversion

Reference is made to that certain Credit Agreement, dated as of July 2, 2021 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Cadiz Inc., a Delaware corporation (“Cadiz”), Cadiz Real Estate LLC, a Delaware limited liability company, the lenders from time to time party thereto (the “Lenders”), and B. Riley Securities, Inc., as administrative agent for the Lenders.  Capitalized terms used herein without definition are used as defined in the Credit Agreement.

The undersigned hereby elects to convert all of the outstanding principal amount and accrued and unpaid interest, if any, (less any tax required by law to be deducted or withheld) on the [Unsecured][Secured] Convertible Loans held by each [Unsecured][Secured] Convertible Lender under the Credit Agreement, into shares of Common Stock of Cadiz in the amounts and as of the date written below.  If shares of Common Stock are to be issued in the name of a person other than the [Unsecured][Secured] Convertible Lenders, the [Unsecured][Secured] Convertible Lenders will pay all transfer taxes payable with respect thereto and shall promptly deliver such certificates and opinions as reasonably requested by Cadiz in accordance therewith.  No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

By the delivery of this Notice of Borrower Conversion, the undersigned represents and warrants to the [Unsecured][Secured] Convertible Lenders that (i) the Threshold Price for such [Unsecured][Secured] Convertible Loans has been satisfied in accordance with Section 2.14 of the Credit Agreement and (ii) it is in compliance with clauses (i) through (iii) of Section of 2.14(a) of the Credit Agreement.

Date to Effect Conversion:

Outstanding Principal Amount of [Unsecured][Secured] Convertible Loans to be Converted:  $___________________, which Conversion shall be ratable among all [Unsecured][Secured] Convertible Loans

Accrued and Unpaid Interest on [Unsecured][Secured] Convertible Loans to be Converted:  $____________________, which Conversion shall be ratable among all [Unsecured][Secured] Convertible Loans

Number of shares of Common Stock to be issued:

Signature:

Name:

cc:  Alter Domus (US) LLC

      225 W. Washington St., 9th Floor

      Chicago, Illinois 60606

      Attention: [Tad White]

      [tad.white@alterdomus.com];ADPC@alterdomus.com, Legal_Agency@alterdomus.com]

ANNEX B

FORM OF NOTICE OF LENDER CONVERSION

Cadiz Inc.
550 South Hope Street, Suite 2850
Los Angeles, CA 90017
Attention:  Chief Financial Officer

Re:  Notice of Lender Conversion

Reference is made to that certain Credit Agreement, dated as of July 2, 2021 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Cadiz Inc., a Delaware corporation (“Cadiz”), Cadiz Real Estate LLC, a Delaware limited liability company, the lenders from time to time party thereto (the “Lenders”), and B. Riley Securities, Inc., as administrative agent for the Lenders.  Capitalized terms used herein without definition are used as defined in the Credit Agreement.

The undersigned hereby elects to convert principal and accrued and unpaid interest, if any, on the [Secured/Unsecured] Convertible Loans held by the undersigned under the Credit Agreement, into shares of Common Stock of Cadiz in the amounts and as of the date written below.  If shares of Common Stock are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by Cadiz in accordance therewith.  No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

[By the delivery of this Notice of Lender Conversion, the undersigned represents and warrants to Cadiz that its ownership of the Common Stock does not exceed the amounts specified under Section 2.15 of the Credit Agreement, as determined in accordance with Section 13(d) of the Exchange Act.][1]

The undersigned agrees to comply with any applicable prospectus delivery requirements under the applicable securities laws in connection with any transfer of the aforesaid shares of Common Stock.

Conversion calculations:

Lender Conversion Date:

Principal Amount of [Secured/Unsecured] Convertible Loans to be Converted:  $___________________

Accrued and Unpaid Interest to be Converted:  $___________________

Number of shares of Common Stock to be issued:

Signature:

Name:

cc:  Alter Domus (US) LLC

      225 W. Washington St., 9th Floor

      Chicago, Illinois 60606

      Attention:         Nick Keelan

      Telephone No.: (312) 564-5088

      E-mail:  ADPC@alterdomus.com, Legal_Agency@alterdomus.com

[1] To be included by any Unsecured Convertible Lender delivering this notice.